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                                                                   EXHIBIT 10.35


           ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
                        DIVISION OF BUSINESS AND FINANCE
                               CONTRACT AMENDMENT

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1. AMENDMENT NO.:  2. CONTRACT NO.: 3. EFFECTIVE DATE OF AMENDMENT: 5. PROGRAM:
       08             YH04-0001-03            October 1, 2004       DHCM-ACUTE
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5. CONTRACTOR/PROVIDER NAME AND ADDRESS:
                              Health Choice Arizona
                          1600 W. Broadway, Suite 260
                           Tempe, Arizona 85282-1136
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6. PURPOSE:
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        7.   The above referenced contract is hereby amended as follows:

             A. CHANGES IN REQUIREMENTS: In accordance with Section E, Paragraph 30, "Changes", various changes in contract requirements are indicated in this contract amendment.

             B. By signing this contract amendment, the Contractor is agreeing to the terms of the contract as amended.




NOTE: Please sign, date and
      return both originals to:  Gary L. Callahn, Contract Management Supervisor
                                 AHCCCS Contracts and Purchasing
                                 701 E. Jefferson, MD 5700
                                 Phoenix, AZ 85034


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8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL
   CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.
   IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT.
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9. NAME OF CONTRACTOR:                  10. ARIZONA HEALTH CARE COST
             HEALTH CHOICE ARIZONA      CONTAINMENT SYSTEM
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SIGNATURE OF AUTHORIZED INDIVIDUAL:     SIGNATURE:
    /s/ Carolyn Rose                               /s/ Michael Veit
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TYPED NAME:                             TYPED NAME:
       CAROLYN ROSE                              MICHAEL VEIT
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TITLE:                                  TITLE:
      CHIEF EXECUTIVE OFFICER           CONTRACTS AND PURCHASING ADMINISTRATOR
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DATE                                    DATE:
            8/12/04                              SEP-9-2004
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